Concentrations Of Credit Risk	12 Months Ended
Dec. 31, 2010
Concentrations Of Credit Risk [Abstract]
Concentrations Of Credit Risk

6. Concentrations of Credit Risk

      Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of patient accounts receivable. Should government agencies suspend or significantly reduce contributions to the Centers for Medicare and Medicaid Services (CMS) program, the Company's ability to collect on its receivables would be adversely affected. The Company's exposure to credit risk with respect to its remaining receivables is limited due to the large number of payors and their geographic dispersion.

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. Acadia has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.